UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2017

WIGI4YOU, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-1650739	82-1063313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Festival Plaza Drive Suite 530

Las Vegas, Nevada 89135

(Address of principal executive offices, including zip code)

(702) 360-0652

(Registrant's telephone number, including area code)

_________________________________________________ ___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 20, 2017, Weinberg & Baer LLC (“Weinberg & Baer”) resigned as the Company’s independent registered public accounting firm.

Weinberg & Baer issued audit reports on the Company’s financial statements for the years ended June 30, 2016, 2015 and 2014.

The Weinberg & Baer reports on the financial statements of the Company for each of the past three years did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

The Weinberg & Baer reports on the financial statements of the Company for the past three years each contained going concern explanatory paragraphs.

During the Company’s three most recent fiscal years and any subsequent interim period preceding Weinberg & Baer’s dismissal, there were no reportable events or disagreements with Weinberg & Baer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Weinberg & Baer, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to Weinberg & Baer, and requested that Weinberg & Baer furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether Weinberg & Baer agrees with the statements made by the Company and, if not, stating the respects in which Weinberg & Baer does not agree.

A copy of Weinberg & Baer’s response to this Report on Form 8-K is attached hereto as Exhibit 16.1 to this current report on Form 8K.

On August 22, 2017, the Board of Directors of the Company approved the appointment of and engaged Weinstein & Co. (“Weinstein”).as the Company's new independent registered public accounting firm for the Company's fiscal year ended June 30, 2017, subject to the completion of final acceptance procedures.

During the two most recent fiscal years and the interim period preceding our engagement of Weinstein, we did not consult with them on any matter described in Item 304(a)(2) of Regulation S-K.

•	Item 9.01. Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Weinstein & Baer LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WIGI4YOU, INC.		Wigi4you

By:	/s/Elaine Wan Yin Ling

Title:	Chief Executive Officer

Dated: September 25, 2017

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